Exhibit 99.2

HOLDINGS COMPUTING Q3 2021 Overview October Flash November 2021

Preamble The following discussion is completely qualified by the legal disclosures on the several pages following this one Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business The discussion is in line with our principles of being accountable and transparent with shareholders We operate in a hyper dynamic economic environment. That’s a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review

Legal Disclosure & Disclaimer • This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation. • The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage. • These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

Legal Disclosure & Disclaimer The material in this presentation has been prepared by Soluna and is general background information about Soluna’s activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna’s periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna’s future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. Any projection, forecast, estimate or other “forward-looking” statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other “forward-looking” statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein. 4

Legal Disclosure & Disclaimer Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna’s [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Use of Estimates in Monthly Presentations Numbers presented BEFORE the release of Form 10-Q for fourth quarter ended December 31st, 2021, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management’s review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021, Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. 5

Key Operating Principles Alignment of Interests & Transparency Private equity firm owns 30%(1) High Velocity Execution Senior Brookstone personnel involved in active executive capacity Focus on Return on Invested Capital (ROIC) & capital discipline Long-term strategy beyond crypto (1) Calculated as a percent of total undiluted shares 6

We buy curtailed energy from renewable power plants and convert it to clean, low-cost global computing. Excess energy from Batch-oriented renewable sources computing 7

Opportunity beyond crypto Batchable Computing $10 B Digital currencies $5 B Pharma research $40 B Graphics / video processing $40 B Scientific research 8

Agenda In this presentation, we will be covering the following items: Ongoing operations at Soluna Computing (previously EcoChain) Soluna Computing site-level October flash Overview of Q3 2021 Report from Moshe Binyamin, CEO of MTI Instruments Report from Jessica Thomas, CFO 9

Business Update

Mechanical Technology Acquired Soluna On November 2nd, we announced the completion of our acquisition of Soluna Mechanical Technology, Incorporated is now renamed “Soluna Holdings, Inc.” Our EcoChain business segment is now referred to as “Soluna Computing, Inc.” Our ticker has been changed to “SLNH” Preferred Equity “SLNHP” Further details on the acquisition can be found at our previously released presentation: EcoChain, Inc. Adds 300 MW PipelineAnnouncing Agreement to Acquire Soluna Computing, Inc. (mechtech.com) 11

We Are Ramping

Our Hashrate Continues To Ramp 13 *Management Estimate

Details Of Hashrate Ramp (TNT) (Anaconda) (Python) Edith Sophie Marie Total Hashrate on October 1st (PH/s) 11.85 11.08 203.20 237.98 Increase 0.00 96.42 122.12 206.69 Hashrate on November 7th (PH/s) 11.85 107.50 325.32 444.67 We installed over 206 PH/s of equipment at Sophie (Anaconda) and Marie (Python) over the course of October and the early part of November Equipment continues to be installed at Marie (Python) as legacy customer rolls off 14 *Management Estimate

Target Update Hashrate target was 722 PH/s by end of Q4 2021(1) Hashrate target by end of Q1 2022 was 912 PH/s(1) As stated in our presentation on October 21st, we believe existing facilities will have a total of about 1.1 EH/s by end of Q1 2022 o 800 PH/s owned, 300 PH/s in Hosting JV There are some supply chain risks so the above is +/- 30 days (1) Link to Presentation: EcoChain Presents an Illustration of its Cryptomining Capacity (mechtech.com) 15

October Highlights Exceeded the October 8th run rate cash contribution margin released in the monthly flash for September 2021(1) by 50% Higher bitcoin prices contributed to some of this growth Yearly Cash Contribution Margin run-rate at $17.3 million Oct 8th October Yearly ($ in 000s) Run-Rate Estimate Run-Rate Revenue (Non-GAAP) $1,287 $2,142 $25,704 Cash Contribution Margin (Non-GAAP) $965 $1,444 $17,331 Cash Contribution % 75% 67% (2) 67% (1) Link to September Flash: EcoChain, Inc. Announces September Site Level Financials with Continued Ramp - Mechanical Technology, Incorporated (mechtech.com) (2) Margins are negatively impacted by start up at Sophie (Anaconda). Overhead absorption was subscale and the facility is operated under temporary power contract until it hits scale on December 1st, 2021 when its lower cost power contract is expected to be triggered 16

Cash Contribution Run-Rate Progress may be uneven from month-to-month as we ramp up, but we are bringing up 50 MW and filling it with equipment that meets ROIC and hashrate targets (1) Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) “Prepaid Lease Cost” August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. 17 *Estimate

New Facility Nomenclature



TNT — Renamed to → **Edith**



Edith Clarke was a pioneer in electrical engineering & power transmission. She was a first in so many ways. The first woman to earn an MSc degree at MIT in 1919. The first woman employed as an electrical engineer at General Electric in 1921. The first full-time electrical engineering professor in 1947, at University of Texas. We're influenced by Edith's firsts. It drives us to help make renewable, affordable energy the world's primary power source.



Anaconda — Renamed to → **Sophie**



Sophie Wilson is a detailed oriented designer who helped invent and deploy ARM technology. This was key to unlocking the mobile and custom chip revolution. She found ways to use processors in more simple ways. We're building a data center to help the grid. We're using Sophie's methods to blend details and simplicity for our first greenfield project.



Python — Renamed to → **Marie**



Marie Curie was a fearless seeker of truth—a pioneer in the field of radioactivity. She won two Nobel Prizes. In pursuit of the truth, Soluna is constructing a data center with complete transparency to help make the grid stable. Why such transparency? So, everyone can see & know what must happen, to do the right things. Including the players that have typically had a dark & controlling influence, making reckless decisions. But no longer.

18

Facility Developments Renamed to We continue to optimize equipment mix at this mature facility TNT Edith o October PH/s increased to 11.85PH/s Continues to energize (Live Feed: www.mechtech.com/project-anaconda/) Renamed to o On target to ramp through Q4 o Team aggressively managing supply chain bottlenecks Anaconda Sophie o 107.50 PH/s as of November 7th. Site is ramping Waiting for power company approval to close purchase. Renamed to Constructive engagement with utility o Interim operating understanding to allow Soluna to use facility on Python Marie economic terms that mirror proposed transaction o We continue to place equipment in the facility as the sellers’ hosting customers roll off. 325.32 PH/s as of November 7th. o We are managing the entire facility under contract 19

Financial & Strategic Goals: Current Have 50 MW under management by end of Q4 2021 Have all equipment installed by end of Q4 2021, early Q1 2022 Result, depending on BTC price, run rate EBITDA of $20-$40+ million 20

New & Emerging Goals Finance project “Dorothy” (from Soluna acquisition) o Opportunity to build 50 MW – 150 MW behind the meter at a curtailed wind farm o Nearly shovel ready o 2.3-2.7 ¢ per kWh, 93% uptime power o Project can be brought up in phases o Aiming for 50 MW by end of Q2 2022, and another 50 MW by early Q4 2022. Exact timing will formally be released in December Dorothy (100 MW) + Marie (Python) + Sophie (Anaconda) + Edith (TNT) = Over 150 MW with in-place ability to hit 200 MW o Significant additional pipeline exists o May choose to build portions of new locations instead of bringing Dorothy to full 150 MW in 2022 21

Targets For 2022 Target by Q1 2022 has been moved from 900 PH/s in Sophie (Anaconda) and Marie (Python) to 1.1 EH/s with 800 PH/s owned and 300 PH/s hosted Target an additional 3 EH/s in 2022 for a total of over 4 EH/s Run-rate corporate EBITDA $120 million to $160 million by early Q4 2022 In mid-December, we expect to release our goals for 2022 in detail. That will be released separately from our usual flash reports We expect to not only provide our operating targets but also a financing plan 22

Financing Options Financing can include the following non-dilutive sources Equipment financing at the project level Debt at the project level Debt at the corporate level Equity partnerships at the project level Preferred equity at the corporate level 23

October 2021 Flash

Consolidated Soluna Computing Non-GAAP Revenue Trend(A) (A) Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) “Prepaid Lease Cost” August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial 25 measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Consolidated Soluna Computing Non-GAAP Historical Financials[(A)]

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate YTD Oct 21
Revenue (Non-GAAP)	**$995**	**$560**	**$618**	**$479**	**$1,657**	**$494**	**$943**	**$931**	**$2,368**	**$2,142**	**$7,162**
Prop Mining	995	560	618	479	1,657	494	839	686	2,018	1,661	6,331
Hosting	0	0	0	0	0	0	104	245	349	481	831
Electricity/Direct Costs*	**$143**	**$96**	**$107**	**$121**	**$324**	**$117**	**$149**	**$265**	**$532**	**$567**	**$1,566**
Prop Mining	143	96	107	121	324	117	121	110	348	314	1,130
Hosting	0	0	0	0	0	0	28	155	184	253	436
Overhead Costs	**$109**	**$24**	**$24**	**$24**	**$72**	**$18**	**$47**	**$67**	**$132**	**$131**	**$444**
Prop Mining	109	24	24	24	72	18	47	67	132	131	444
Hosting	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	**$251**	**$120**	**$131**	**$145**	**$396**	**$136**	**$196**	**$332**	**$664**	**$698**	**$2,010**
Prop Mining	251	120	131	145	396	136	168	177	481	445	1,574
Hosting	0	0	0	0	0	0	28	155	184	253	436
Cash Contribution Margin (Non-GAAP)	**$744**	**$440**	**$487**	**$334**	**$1,261**	**$358**	**$747**	**$599**	**$1,703**	**$1,444**	**$5,152**
Prop Mining	744	440	487	334	1,261	358	671	509	1,538	1,215	4,757
Hosting	0	0	0	0	0	0	75	90	166	229	394
Cash Contribution % (Non-GAAP)	***74.8%***	***78.6%***	***78.8%***	***69.7%***	***76.1%***	***72.5%***	***79.2%***	***64.3%***	***71.9%***	***67.4%***	***71.9%***
Prop Mining	*74.8%*	*78.6%*	*78.8%*	*69.7%*	*76.1%*	*72.5%*	*80.0%*	*74.2%*	*76.2%*	*73.2%*	*75.1%*
Hosting	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*72.8%*	*36.7%*	*47.4%*	*47.5%*	*47.5%*

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

26

Consolidated Soluna Computing Operating Metrics(A)

Key Operating Metrics:	Q1 21	Apr 21	May 21	Jun 21	Q2 21(1)	Jul 21	Aug 21	Sep 21	Q3 21(2)	Oct 21	YTD 21(3)
MW Deployed	1.63	3.34	3.27	3.42	3.34	3.28	4.13	7.15	4.85	15.01	5.66
Prop Mining	1.63	3.34	3.27	3.42	3.34	3.28	3.81	3.48	3.52	8.71	4.19
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	-	-	-	0.32	3.67	1.99	6.30	3.43
Hashrate (SHA-256, PH/s)	-	20.17	23.67	20.62	21.49	22.12	60.59	125.16	69.29	316.22	84.08
Prop Mining	-	20.17	23.67	20.62	21.49	22.12	50.80	43.83	38.92	118.10	42.76
Hosted JV	-	-	-	-	-	-	9.79	81.33	45.56	198.12	96.41
Hashrate (Scrypt, GH/s)	-	237.70	204.00	224.00	221.90	219.00	177.00	166.50	187.50	166.50	199.24
Avg. BTC Price	45,336	57,207	46,443	35,845	46,498	34,445	45,709	45,940	42,031	57,912	45,951
BTC Equivalent Mined	21.95	9.79	13.31	13.36	35.64	14.34	20.62	20.27	56.33	36.99	155.85
Prop Mining	21.95	9.79	13.31	13.36	35.64	14.34	18.36	14.92	48.02	28.67	137.78
Hosting	-	-	-	-	-	-	2.27	5.34	8.31	8.31	18.08

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of January 2021 - October 2021

Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

27

Edith (TNT): Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate YTD Oct 21
Revenue	891	361	356	271	988	277	345	284	905	324	3,108
Electricity/Direct Costs*	121	46	43	44	133	41	50	49	140	49	443
Overhead Costs**	101	23	24	24	71	18	16	28	63	19	254
Adjusted Cost of Cryptocurrency Revenue 1*** *(Non-GAAP)*	**$223**	**$69**	**$67**	**$68**	**$204**	**$60**	**$66**	**$77**	**$203**	**$68**	**$698**
Cash Contribution Margin *(Non-GAAP)*	**$668**	**$292**	**$289**	**$203**	**$784**	**$217**	**$278**	**$206**	**$702**	**$256**	**$2,411**
Cash Contribution %	***75.0%***	***80.9%***	***81.2%***	***74.8%***	***79.4%***	***78.5%***	***80.8%***	***72.8%***	***77.6%***	***79.0%***	***77.6%***

*Includes Electricity costs

**Excludes $23k of project equipment repairs

***Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Q1 21(1)	Apr 21	May 21	Jun 21	Q2 21(2)	Jul 21	Aug 21	Sep 21	Q3 21(3)	Oct 21	YTD 21(4)
MW Deployed	1.63	1.73	1.76	1.80	1.76	1.79	1.77	1.74	1.77	1.78	1.72
Hashrate (SHA-256, PH/s)(5)	n/a	8.79	9.50	7.78	8.69	10.18	10.38	11.44	10.67	11.85	9.99
Avg. BTC Price	45,336	57,207	46,443	35,845	46,498	34,445	45,709	45,940	42,031	57,912	45,951
BTC Equivalent Mined	19.65	6.32	7.66	7.55	21.25	8.03	7.54	6.17	21.53	5.60	67.64

(1) Average of January 2021 - March 2021

(2) Average of April 2021 - June 2021

(3) Average of July 2021 - September 2021

(4) Average of January 2021 - October 2021

(5) We did not track the Hashrate for the first quarter

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

28

Sophie (Anaconda): Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Estimate Oct 21	Estimate YTD Oct 21
Revenue	543	543
Electricity/Direct Costs*	182	182
Overhead Costs	77	100
Adjusted Cost of Cryptocurrency Revenue 1 (Non-GAAP)**	**$258**	**$281**
Cash Contribution Margin (Non-GAAP)	**$285**	**$262**
Cash Contribution %	**52.4%**	**48.2%**

*Includes Electricity costs

**Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Oct 21	YTD 21(1)
MW Deployed	4.43	4.43
Hashrate (SHA-256, PH/s)(4)	42.32	42.32
Avg. BTC Price	57,912	45,951(1)
BTC Equivalent Mined	9.38	11.83

(1) Average of January 2021 - October 2021

Continues to energize

- On target to ramp **through Q4**
- Team aggressively managing **supply chain bottlenecks**
- **107.5 PH/s on November 7th**
- **Site is ramping significantly**
- Margins are negatively impacted by start up at Sophie (Anaconda).
  - Overhead absorption was subscale.
  - The facility operates under a temporary power contract until it hits scale on Dec. 1st when its lower cost power contract is expected to be triggered

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

29

Marie (Python): Non-GAAP Historical Financials(A)

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate YTD Oct 21
Revenue *(Non-GAAP)*	**$104**	**$199**	**$262**	**$207**	**$668**	**$217**	**$598**	**$647**	**$1,463**	**$1,274**	**$3,509**
Prop Mining	104	199	262	207	668	217	494	402	1,114	793	2,679
Hosting	0	0	0	0	0	0	104	245	349	481	831
Electricity/Direct Costs*	**$23**	**$50**	**$63**	**$77**	**$190**	**$76**	**$99**	**$216**	**$392**	**$336**	**$941**
Prop Mining	23	50	63	77	190	76	71	61	208	83	505
Hosting	0	0	0	0	0	0	28	155	184	253	436
Overhead Costs	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$30**	**$24**	**$54**	**$35**	**$90**
Prop Mining	0	0	0	0	0	0	30	24	54	35	90
Hosting	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** *(Non-GAAP)*	**$23**	**$50**	**$63**	**$77**	**$190**	**$76**	**$130**	**$240**	**$446**	**$371**	**$1,030**
Prop Mining	23	50	63	77	190	76	101	85	263	119	594
Hosting	0	0	0	0	0	0	28	155	184	253	436
Cash Contribution Margin *(Non-GAAP)*	**$81**	**$149**	**$199**	**$130**	**$478**	**$141**	**$468**	**$407**	**$1,016**	**$903**	**$2,479**
Prop Mining	81	149	199	130	478	141	393	317	851	674	2,085
Hosting	0	0	0	0	0	0	75	90	166	229	394
Cash Contribution % *(Non-GAAP)*	***78.1%***	***74.9%***	***75.8%***	***62.8%***	***71.6%***	***64.8%***	***78.3%***	***62.9%***	***69.5%***	***70.9%***	***70.6%***
Prop Mining	*78.1%*	*74.9%*	*75.8%*	*62.8%*	*71.6%*	*64.8%*	*79.5%*	*78.9%*	*76.4%*	*85.0%*	*77.8%*
Hosting	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*72.8%*	*36.7%*	*47.4%*	*47.5%*	*47.5%*

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

30

Marie (Python): Hosting JV Non-GAAP Historical Financials[(A)]

($ in 000s) (Unaudited)

	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate YTD Oct 21
Revenue *(Non-GAAP)*	**$0**	**$104**	**$245**	**$349**	**$481**	**$831**
Electricity/Direct Costs*	0	28	155	184	253	436
Overhead Costs	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** *(Non-GAAP)*	**$0**	**$28**	**$155**	**$184**	**$253**	**$436**
Cash Contribution Margin *(Non-GAAP)*	**$0**	**$75**	**$90**	**$166**	**$229**	**$394**
Cash Contribution % *(Non-GAAP)*	*n/a*	*72.8%*	*36.7%*	*47.4%*	*47.5%*	*47.5%*

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Jul 21	Aug 21	Sep 21	Q3 21[(2)]	Oct 21	YTD 21[(3)]
MW Deployed	-	0.32	3.67	1.99	6.30	3.43
Hashrate (SHA-256, PH/s)	-	9.79	81.33	45.56	198.12	96.41
Avg. BTC Price	34,445	45,709	45,940	42,031	57,912	45,951
BTC Equivalent Mined	-	2.27	5.34	8.31	8.31	18.08

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of January 2021 - October 2021

Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

31

Marie (Python): Operating Metrics[(A)]

Key Operating Metrics:	Q1 21	Apr 21	May 21	Jun 21	Q2 21[(1)]	Jul 21	Aug 21	Sep 21	Q3 21[(2)]	Oct 21	YTD 21[(3)]
MW Deployed	0.00	1.61	1.51	1.62	1.58	1.49	2.36	5.41	3.09	8.80	5.22
Prop Mining	0.00	1.61	1.51	1.62	1.58	1.49	2.04	1.74	1.76	2.50	1.79
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	-	-	-	0.32	3.67	1.99	6.30	3.43
Hashrate (SHA-256, PH/s)	-	11.38	14.17	12.84	12.80	11.94	50.21	113.72	58.62	262.05	123.14
Prop Mining	-	11.38	14.17	12.84	12.80	11.94	40.42	32.39	28.25	63.93	26.72
Hosted JV	-	-	-	-	-	-	9.79	81.33	45.56	198.12	96.41
Hashrate (Scrypt, GH/s)	0.00	237.70	204.00	224.00	221.90	219.00	177.00	166.50	187.50	166.50	166.50
Avg. BTC Price	45,336	57,207	46,443	35,845	46,498	34,445	45,709	45,940	42,031	57,912	45,951
BTC Equivalent Mined	2.30	3.48	5.65	5.79	14.37	6.30	13.09	14.09	34.80	22.00	76.37
Prop Mining	2.30	3.48	5.65	5.79	14.37	6.30	10.82	8.75	26.49	13.69	58.30
Hosting	-	-	-	-	-	-	2.27	5.34	8.31	8.31	18.08

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of January 2021 - October 2021

Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

32

Quarterly Overview

Consolidated Soluna Computing Non-GAAP Historical Financials[(A)]

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21
Revenue (Non-GAAP)	**$995**	**$560**	**$618**	**$479**	**$1,657**	**$494**	**$943**	**$931**	**$2,368**
Prop Mining	995	560	618	479	1,657	494	839	686	2,018
Hosting	0	0	0	0	0	0	104	245	349
Electricity/Direct Costs*	**$143**	**$96**	**$107**	**$121**	**$324**	**$117**	**$149**	**$265**	**$532**
Prop Mining	143	96	107	121	324	117	121	110	348
Hosting	0	0	0	0	0	0	28	155	184
Overhead Costs	**$109**	**$24**	**$24**	**$24**	**$72**	**$18**	**$47**	**$67**	**$132**
Prop Mining	109	24	24	24	72	18	47	67	132
Hosting	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	**$251**	**$120**	**$131**	**$145**	**$396**	**$136**	**$196**	**$332**	**$664**
Prop Mining	251	120	131	145	396	136	168	177	481
Hosting	0	0	0	0	0	0	28	155	184
Cash Contribution Margin (Non-GAAP)	**$744**	**$440**	**$487**	**$334**	**$1,261**	**$358**	**$747**	**$599**	**$1,703**
Prop Mining	744	440	487	334	1,261	358	671	509	1,538
Hosting	0	0	0	0	0	0	75	90	166
Cash Contribution % (Non-GAAP)	***74.8%***	***78.6%***	***78.8%***	***69.7%***	***76.1%***	***72.5%***	***79.2%***	***64.3%***	***71.9%***
Prop Mining	*74.8%*	*78.6%*	*78.8%*	*69.7%*	*76.1%*	*72.5%*	*80.0%*	*74.2%*	*76.2%*
Hosting	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*72.8%*	*36.7%*	*47.4%*
Selling, general and administrative expenses[(a)] (Non-GAAP)	563	77	120	96	292	68	617	346	1,031
Addback: One-time expenses	512	27	9	1	37	0	500	150	649
Adjusted EBITDA Contribution (Non-GAAP)	**$693**	**$390**	**$376**	**$239**	**$1,006**	**$290**	**$629**	**$403**	**$1,321**
Adjusted EBITDA Contribution %	***69.6%***	***69.7%***	***60.9%***	***49.8%***	***60.7%***	***58.6%***	***66.7%***	***43.2%***	***55.8%***

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment

Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

34

Edith (TNT): Corporate SG&A Re-Classification In September 2021 o In September, we re-classified corporate expenses that were within Edith’s SG&A historically o The site-level financials for Edith on the following slide have been adjusted to represent SG&A as it would have looked like through the year ($ in 000s) Q1 21 Apr 21 May 21 Jun 21 Q2 21 Jul 21 Aug 21 Sep 21 Q3 21 SG&A Without Re-Class 32 21 75 59 155 56 80 138 274 Re-Classfication to Corporate (27) (18) (35) (25) (78) (18) (15) (119) (151) Re-classified SG&A $5 $4 $40 $34 $77 $38 $65 $20 $123 For more information on these non-GAAP financial measures, please see the section captioned “Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures”. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or 35 superior to, the financial information prepared and presented in accordance with GAAP.

Edith (TNT): Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21
Revenue	891	361	356	271	988	277	345	284	905
Electricity/Direct Costs*	121	46	43	44	133	41	50	49	140
Overhead Costs**	101	23	24	24	71	18	16	28	63
Adjusted Cost of Cryptocurrency Revenue 1* *(Non-GAAP)***	**$223**	**$69**	**$67**	**$68**	**$204**	**$60**	**$66**	**$77**	**$203**
Cash Contribution Margin *(Non-GAAP)*	**$668**	**$292**	**$289**	**$203**	**$784**	**$217**	**$278**	**$206**	**$702**
Cash Contribution %	***75.0%***	***80.9%***	***81.2%***	***74.8%***	***79.4%***	***78.5%***	***80.8%***	***72.8%***	***77.6%***
Selling, general and administrative expenses[a] *(Non-GAAP)*	5	4	40	34	77	38	65	20	123
Addback: One-time expenses	4	0	0	0	0	0	0	0	0
Adjusted EBITDA Contribution *(Non-GAAP)*	**$666**	**$289**	**$249**	**$169**	**$707**	**$179**	**$213**	**$187**	**$579**
Adjusted EBITDA Contribution %	***74.8%***	***80.0%***	***70.0%***	***62.4%***	***71.6%***	***64.7%***	***61.9%***	***65.9%***	***64.0%***

*Includes Electricity costs

**Excludes $23k of project equipment repairs

***Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment; Includes Soluna profit share from May 2021 onward. Corporate expenses within SG&A at Edith were re-classified in 2021. Chart reflects SG&A without corporate expenses..

Key Operating Metrics:	Q1 21[1]	Apr 21	May 21	Jun 21	Q2 21[2]	Jul 21	Aug 21	Sep 21	Q3 21[3]
MW Deployed	1.63	1.73	1.76	1.80	1.76	1.79	1.77	1.74	1.77
Hashrate (SHA-256, PH/s)[5]	n/a	8.79	9.50	7.78	8.69	10.18	10.38	11.44	10.67
Avg. BTC Price	45,336	57,207	46,443	35,845	46,498	34,445	45,709	45,940	42,031
BTC Equivalent Mined	19.65	6.32	7.66	7.55	21.25	8.03	7.54	6.17	21.53

(1) Average of January 2021 - March 2021

(2) Average of April 2021 - June 2021

(3) Average of July 2021 - September 2021

(4) Average of January 2021 - October 2021

(5) We did not track the Hashrate for the first quarter

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

36

Edith (TNT): Strong Return On Capital Investment ~22 months 3x Capital Anticipated ~16 months 2x Capital Achieved All Capital Returned 37

Marie (Python): Non-GAAP Historical Financials[(A)]

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21
Revenue (Non-GAAP)	$104	$199	$262	$207	$668	$217	$598	$647	$1,463
Prop Mining	104	199	262	207	668	217	494	402	1,114
Hosting	0	0	0	0	0	0	104	245	349
Electricity/Direct Costs*	$23	$50	$63	$77	$190	$76	$99	$216	$392
Prop Mining	23	50	63	77	190	76	71	61	208
Hosting	0	0	0	0	0	0	28	155	184
Overhead Costs	$0	$0	$0	$0	$0	$0	$30	$24	$54
Prop Mining	0	0	0	0	0	0	30	24	54
Hosting	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	$23	$50	$63	$77	$190	$76	$130	$240	$446
Prop Mining	23	50	63	77	190	76	101	85	263
Hosting	0	0	0	0	0	0	28	155	184
Cash Contribution Margin (Non-GAAP)	$81	$149	$199	$130	$478	$141	$468	$407	$1,016
Prop Mining	81	149	199	130	478	141	393	317	851
Hosting	0	0	0	0	0	0	75	90	166
Cash Contribution % (Non-GAAP)	78.1%	74.9%	75.8%	62.8%	71.6%	64.8%	78.3%	62.9%	69.5%
Prop Mining	78.1%	74.9%	75.8%	62.8%	71.6%	64.8%	79.5%	78.9%	76.4%
Hosting	n/a	n/a	n/a	n/a	n/a	n/a	72.8%	36.7%	47.4%
Selling, general and administrative expenses[(a)] (Non-GAAP)	360	47	29	7	83	10	429	101	539
Addback: One-time expenses	347	27	9	1	37	0	400	86	486
Adjusted EBITDA Contribution (Non-GAAP)	$68	$129	$179	$124	$432	$131	$439	$393	$963
Adjusted EBITDA Contribution %	65.7%	64.8%	68.2%	59.9%	64.7%	60.5%	73.4%	60.6%	65.8%

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment

Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

38

Operational Review Moshe Binyamin MTI Instruments, President 39

Agenda Key Priorities Market Revenue Opportunity Q3 Results going Trends Analysis Updates forward 40

Key Market Trends Aviation • Test-Cells Increased Peripheral Sales Activity • Interest in MTI Capacitance technology Semi-Conductor continues to accelerate. Exceeded 19’ & 20’ on YTD basis by more than 20% • Delivered first shipment of our NextGen Industry 4.0 Wireless Probes for machine alignment monitoring 41

Major On-Going Targeted Opportunities For Rest Of 2021 EV related roller USAF Renewal L3 Harris gap OEM qualifications Several thickness and New PBS GE 12MW Wind displacement measurement OEM Customer Turbine project projects for material manufacturing 42

Q3 2021 Results $1.95mm 66% $1.29mm Revenue Contribution Contribution Margin (%)(1) Margin ($)(1) (1) Product revenue less cost of product revenue 43

Revenue Analysis Breakdown by Product Line & Geography YTD YTD Contribution Revenue Q1 Revenue Q2 Revenue Q3 Revenue YTD Revenue % of Total Margin improvement for Instruments 504 675 788 1,967 40% 64% both product lines. PBS 833 972 1,161 2,965 60% 71% All geographies Total $1,337 $1,647 $1,948 $4,932 100% 69% have seen increased business YTD activity. YTD Contribution Q1 Revenue Q2 Revenue Q3 Revenue YTD Revenue % of Total Margin Revenue diversification N. America 924 1,054 1,233 3,210 65% 70% remains healthy. EMEA & Asia 413 593 715 1,721 35% 65% Total $1,337 $1,647 $1,948 $4,932 100% 69% Maintaining healthy product and geographic revenue diversification Dollar amounts are in thousands 44

A Deeper Dive Into Revenue Deal Flow Volume Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Lead Forms 509 293 342 312 1,456 350 304 363 Quotes 267 279 236 248 1,030 288 300 336 Orders 170 157 148 180 655 169 240 247 Deal Flow Amount Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Quotes 3,140 7,746 3,896 3,539 18,321 5,256 4,340 5,687 Orders 1,525 5,152 923 1,231 8,831 1,195 2,230 2,060 45

A Deeper Dive Into Revenue Deal Flow Volume Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Lead Forms 509 293 342 312 1,456 350 304 363 Quotes 267 279 236 248 1,030 288 300 336 Orders 170 157 148 180 655 169 240 247 Deal Flow Amount Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Quotes 3,140 7,746 3,896 3,539 18,321 5,256 4,340 5,687 Orders 1,525 5,152 923 1,231 8,831 1,195 2,230 2,060 Q3 2020 was the height of the Continues recovery in the market pandemic both in interest and orders 46

New Products Progress Report Very significant addressable market will ramp into 2022 Sensors Aviation Micron Resolution Manufacturing PBS Gen4 1520 Sensor Simulator Cap. Sensors for thickness Wireless Probe System Continued Positive Market Aviation, Power Generation measurement Industrial Systems Feedback and Factory Floors Initial OEM Commercial Integration Complete. 1st Article Shipments At End-Customer Delivery Validation Phase Delivered 47

MTII Operational Plan For Q4 and Beyond • Advance qualification • Target the larger • Designed for production projects to completion manufacturing market for lines • Build Out EV Battery Wireless and Wired self- • Integration software Solutions practice contained sensors included • Build Out Industrial • Focus on usability and • Industry 4.0 friendly Machine Alignment product extensibility practice New Vertical Product Focus on OEM Solutions Innovation Capabilities Accelerated Growth 48

Q3 Financial Highlights Jessica Thomas Chief Financial Officer

Financial Highlights Cash On Hand: $15.8 million (Q2 Cash on Hand $2.9 million, up 446.5% QoQ) Year-to-Date YTD 2021 Adjusted Net Facilities & Income: Equipment Investments: $935 thousand $17.7 million QoQ Increase in GAAP Revenue: Preferred Capital Raise: 53.6% (Q3 GAAP Revenue: $5.07 $18.3 million million) 50

Non-Recurring SG&A Expenses vs. Recurring ($ in 000s) Q1 2021 Q2 2021 Q3 2021 YTD 2021 Total SG&A Expenses (GAAP) 1,838 3,030 2,893 7,761 Non-Recurring Expenses 729 492 799 2,020 Non-Cash Stock 32 1,003 332 1,367 Total Adjustments $761 $1,495 $1,131 $3,387 Total SG&A Expenses less one time expenses (Non-GAAP) $1,077 $1,535 $1,762 $4,374 Net (Loss) Income (GAAP) ($668) ($1,174) ($610) ($2,452) Total Adjustments $761 $1,495 $1,131 $3,387 Adjusted Net Income (Non-GAAP) $93 $321 $521 $935 o Of the $7.76 million SG&A expenses incurred to date, 44% are expected to be non-recurring o Of the $3.39 million, $1.37 million was for non-cash stock compensation o Q3 2021 includes $150 thousand in expenses related to the Soluna acquisition 51

Consolidated GAAP Revenue Trend 52

Appendix

Summary P&L ($ in 000s) Q3 2021 Q3 2020 Cryptocurrency mining revenue 2,018 176 Data hosting revenue 1,106 0 Product revenue 1,949 3,511 Total revenue $5,073 $3,687 Cost of cryptocurrency mining revenue 779 248 Cost of data hosting revenue 964 0 Cost of product revenue 661 631 R&D expenses 404 363 SG&A expenses 2,893 990 Operating (loss) income ($628) $1,455 Net (loss) income ($610) $1,507 54

Summary Balance Sheet Sep 30th, Sep 30th, ($ in 000s) 2021 2020 Current Assets: Cash 15,817 2,630 Accounts receivable 1,027 975 Inventories 1,158 828 Prepaid expenses and other current assets 6,618 346 Total Current Assets $24,620 $4,779 Other assets 1,062 309 Deferred income taxes, net 759 759 Equity investment 750 750 Property, plant and equipment, net 18,290 847 Operating lease right-of-use assets 1,127 1,203 Total Assets $46,608 $8,647 Current Liabilities: Accounts payable 3,990 300 Accrued liabilities 1,406 1,019 Deferred revenue 831 0 Operating lease liability 378 316 Income taxes payable 2 2 Total Current Liabilities $6,607 $1,637 Other liabilities 509 203 Operating lease liability 762 891 Total Liabilities $7,878 $2,731 Total Shareholder's Equity $38,730 $5,916 Total Liabilities & Shareholders' Equity $46,608 $8,647 55

Consolidated Soluna Computing Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate YTD Oct 21
Revenue	**$995**	**$560**	**$618**	**$479**	**$1,657**	**$494**	**$1,366**	**$1,264**	**$3,124**	**$2,437**	**$8,213**
Prop Mining	995	560	618	479	1,657	494	839	686	2,018	1,661	6,331
Hosting	0	0	0	0	0	0	527	579	1,106	776	1,882
Electricity/Direct Costs*	**$143**	**$96**	**$107**	**$121**	**$324**	**$117**	**$640**	**$671**	**$1,428**	**$906**	**$2,802**
Prop Mining	143	96	107	121	324	117	190	171	479	366	1,312
Hosting	0	0	0	0	0	0	450	500	950	540	1,490
Overhead Costs	**$109**	**$24**	**$24**	**$24**	**$72**	**$18**	**$37**	**$81**	**$136**	**$131**	**$448**
Prop Mining	109	24	24	24	72	18	37	81	136	131	448
Hosting	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$251**	**$120**	**$131**	**$145**	**$396**	**$136**	**$677**	**$752**	**$1,564**	**$1,037**	**$3,249**
Prop Mining	251	120	131	145	396	136	227	252	615	497	1,760
Hosting	0	0	0	0	0	0	450	500	950	540	1,490
Cash Contribution Margin (Non-GAAP)	**$744**	**$440**	**$487**	**$334**	**$1,261**	**$358**	**$689**	**$513**	**$1,560**	**$1,400**	**$4,964**
Prop Mining	744	440	487	334	1,261	358	612	434	1,404	1,163	4,572
Hosting	0	0	0	0	0	0	77	79	156	236	392
Cash Contribution % (Non-GAAP)	***74.8%***	***78.6%***	***78.8%***	***69.7%***	***76.1%***	***72.5%***	***50.5%***	***40.5%***	***49.9%***	***57.4%***	***60.4%***
Prop Mining	*74.8%*	*78.6%*	*78.8%*	*69.7%*	*76.1%*	*72.5%*	*72.9%*	*63.3%*	*69.6%*	*70.1%*	*72.2%*
Hosting	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*14.7%*	*13.6%*	*14.1%*	*30.4%*	*20.8%*

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

56

Consolidated Soluna Computing Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21
Revenue	**$995**	**$560**	**$618**	**$479**	**$1,657**	**$494**	**$1,366**	**$1,264**	**$3,124**
Prop Mining	995	560	618	479	1,657	494	839	686	2,018
Hosting	0	0	0	0	0	0	527	579	1,106
Electricity/Direct Costs*	**$143**	**$96**	**$107**	**$121**	**$324**	**$117**	**$640**	**$671**	**$1,428**
Prop Mining	143	96	107	121	324	117	190	171	479
Hosting	0	0	0	0	0	0	450	500	950
Overhead Costs	**$109**	**$24**	**$24**	**$24**	**$72**	**$18**	**$37**	**$81**	**$136**
Prop Mining	109	24	24	24	72	18	37	81	136
Hosting	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** *(Non-GAAP)*	**$251**	**$120**	**$131**	**$145**	**$396**	**$136**	**$677**	**$752**	**$1,564**
Prop Mining	251	120	131	145	396	136	227	252	615
Hosting	0	0	0	0	0	0	450	500	950
Cash Contribution Margin *(Non-GAAP)*	**$744**	**$440**	**$487**	**$334**	**$1,261**	**$358**	**$689**	**$513**	**$1,560**
Prop Mining	744	440	487	334	1,261	358	612	434	1,404
Hosting	0	0	0	0	0	0	77	79	156
Cash Contribution % *(Non-GAAP)*	**74.8%**	**78.6%**	**78.8%**	**69.7%**	**76.1%**	**72.5%**	**50.5%**	**40.5%**	**49.9%**
Prop Mining	*74.8%*	*78.6%*	*78.8%*	*69.7%*	*76.1%*	*72.5%*	*72.9%*	*63.3%*	*69.6%*
Hosting	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*14.7%*	*13.6%*	*14.1%*
Selling, general and administrative expenses[a] *(Non-GAAP)*	563	77	120	96	292	68	617	346	1,031
Addback: One-time expenses	512	27	9	1	37	0	500	150	649
Adjusted EBITDA Contribution *(Non-GAAP)*	**$693**	**$390**	**$376**	**$239**	**$1,006**	**$290**	**$572**	**$317**	**$1,178**
Adjusted EBITDA Contribution %	**69.6%**	**69.7%**	**60.9%**	**49.8%**	**60.7%**	**58.6%**	**41.9%**	**25.0%**	**37.7%**

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

57

Consolidated Operating Metrics With Legacy Hosting

Key Operating Metrics:	Q1 21	Apr 21	May 21	Jun 21	Q2 21[1]	Jul 21	Aug 21	Sep 21	Q3 21[2]	Oct 21	YTD 21[3]
MW Deployed	1.63	3.34	3.27	3.42	3.34	3.28	14.32	15.67	11.09	22.21	6.55
Prop Mining	1.63	3.34	3.27	3.42	3.34	3.28	3.81	3.48	3.52	8.71	2.93
Hosted MW (Legacy)	-	-	-	-	-	-	10.18	8.52	9.35	7.20	8.63
Hosted JV	-	-	-	-	-	-	0.32	3.67	1.99	6.30	3.43
Hashrate (SHA-256, PH/s)	-	20.17	23.67	20.62	21.49	22.12	60.59	125.16	69.29	316.22	84.08
Prop Mining	-	20.17	23.67	20.62	21.49	22.12	50.80	43.83	38.92	118.10	42.76
Hosted JV	-	-	-	-	-	-	9.79	81.33	45.56	198.12	96.41
Hashrate (Scrypt, GH/s)	0.00	237.70	204.00	224.00	221.90	219.00	177.00	166.50	187.50	177.70	140.59
Avg. BTC Price	45,336	57,207	46,443	35,845	46,498	34,445	45,709	45,940	42,031	57,912	45,951
BTC Equivalent Mined	21.95	9.79	13.31	13.36	35.64	14.34	29.88	27.52	74.33	42.08	178.74
Prop Mining	21.95	9.79	13.31	13.36	35.64	14.34	18.36	14.92	48.02	28.67	137.78
Hosting	-	-	-	-	-	-	11.53	12.60	26.31	13.40	40.96

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of January 2021 - October 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

58

Marie (Python): Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate YTD Oct 21
Revenue	**$104**	**$199**	**$262**	**$207**	**$668**	**$217**	**$1,021**	**$981**	**$2,219**	**$1,569**	**$4,561**
Prop Mining	104	199	262	207	668	217	494	402	1,114	793	2,679
Hosting	0	0	0	0	0	0	527	579	1,106	776	1,882
Electricity/Direct Costs*	**$23**	**$50**	**$63**	**$77**	**$190**	**$76**	**$590**	**$622**	**$1,288**	**$675**	**$2,177**
Prop Mining	23	50	63	77	190	76	140	122	338	135	687
Hosting	0	0	0	0	0	0	450	500	950	540	1,490
Overhead Costs	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$20**	**$38**	**$58**	**$35**	**$94**
Prop Mining	0	0	0	0	0	0	20	38	58	35	94
Hosting	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$23**	**$50**	**$63**	**$77**	**$190**	**$76**	**$610**	**$660**	**$1,347**	**$711**	**$2,270**
Prop Mining	23	50	63	77	190	76	161	160	397	171	780
Hosting	0	0	0	0	0	0	450	500	950	540	1,490
Cash Contribution Margin (Non-GAAP)	**$81**	**$149**	**$199**	**$130**	**$478**	**$141**	**$411**	**$321**	**$873**	**$858**	**$2,291**
Prop Mining	81	149	199	130	478	141	334	242	717	622	1,899
Hosting	0	0	0	0	0	0	77	79	156	236	392
Cash Contribution % (Non-GAAP)	***78.1%***	***74.9%***	***75.8%***	***62.8%***	***71.6%***	***64.8%***	***40.2%***	***32.7%***	***39.3%***	***54.7%***	***50.2%***
Prop Mining	*78.1%*	*74.9%*	*75.8%*	*62.8%*	*71.6%*	*64.8%*	*67.5%*	*60.3%*	*64.4%*	*78.5%*	*70.9%*
Hosting	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*14.7%*	*13.6%*	*14.1%*	*30.4%*	*20.8%*

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

59

Marie (Python): Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21
Revenue	**$104**	**$199**	**$262**	**$207**	**$668**	**$217**	**$1,021**	**$981**	**$2,219**
Prop Mining	104	199	262	207	668	217	494	402	1,114
Hosting	0	0	0	0	0	0	527	579	1,106
Electricity/Direct Costs*	**$23**	**$50**	**$63**	**$77**	**$190**	**$76**	**$590**	**$622**	**$1,288**
Prop Mining	23	50	63	77	190	76	140	122	338
Hosting	0	0	0	0	0	0	450	500	950
Overhead Costs	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$20**	**$38**	**$58**
Prop Mining	0	0	0	0	0	0	20	38	58
Hosting	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** *(Non-GAAP)*	**$23**	**$50**	**$63**	**$77**	**$190**	**$76**	**$610**	**$660**	**$1,347**
Prop Mining	23	50	63	77	190	76	161	160	397
Hosting	0	0	0	0	0	0	450	500	950
Cash Contribution Margin *(Non-GAAP)*	**$81**	**$149**	**$199**	**$130**	**$478**	**$141**	**$411**	**$321**	**$873**
Prop Mining	81	149	199	130	478	141	334	242	717
Hosting	0	0	0	0	0	0	77	79	156
Cash Contribution % *(Non-GAAP)*	***78.1%***	***74.9%***	***75.8%***	***62.8%***	***71.6%***	***64.8%***	***40.2%***	***32.7%***	***39.3%***
Prop Mining	*78.1%*	*74.9%*	*75.8%*	*62.8%*	*71.6%*	*64.8%*	*67.5%*	*60.3%*	*64.4%*
Hosting	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*	*14.7%*	*13.6%*	*14.1%*
Selling, general and administrative expenses[a] *(Non-GAAP)*	360	47	29	7	83	10	429	101	539
Addback: One-time expenses	347	27	9	1	37	0	400	86	486
Adjusted EBITDA Contribution *(Non-GAAP)*	**$68**	**$129**	**$179**	**$124**	**$432**	**$131**	**$382**	**$307**	**$820**
Adjusted EBITDA Contribution %	***65.7%***	***64.8%***	***68.2%***	***59.9%***	***64.7%***	***60.5%***	***37.4%***	***31.3%***	***36.9%***

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

60

Edith (TNT): Non-GAAP Historical Financials Without Adjusting SG&A Re-Class

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21
Revenue	891	361	356	271	988	277	345	284	905
Electricity/Direct Costs*	121	46	43	44	133	41	50	49	140
Overhead Costs**	101	23	24	24	71	18	16	28	63
Adjusted Cost of Cryptocurrency Revenue 1* (Non-GAAP)**	**$223**	**$69**	**$67**	**$68**	**$204**	**$60**	**$66**	**$77**	**$203**
Cash Contribution Margin (Non-GAAP)	**$668**	**$292**	**$289**	**$203**	**$784**	**$217**	**$278**	**$206**	**$702**
Cash Contribution %	***75.0%***	***80.9%***	***81.2%***	***74.8%***	***79.4%***	***78.5%***	***80.8%***	***72.8%***	***77.6%***
Selling, general and administrative expenses[a] (Non-GAAP)	35	21	75	59	155	56	80	(119)	18
Addback: One-time expenses	4	0	0	0	0	0	0	0	0
Adjusted EBITDA Contribution (Non-GAAP)	**$637**	**$272**	**$214**	**$144**	**$629**	**$161**	**$198**	**$325**	**$684**
Adjusted *EBITDA* Contribution %	***71.4%***	***75.2%***	***60.2%***	***53.1%***	***63.7%***	***58.2%***	***57.5%***	***114.6%***	***75.6%***

*Includes Electricity and Hosting costs

**Excludes $23k of project equipment repairs

***Excludes Depreciation and R&D Expenses

(a) Excludes Corporate Assessment, Includes Soluna profit share from May 2021 onward. Corporate expenses within SG&A at Edith were re-classified in 2021. Chart reflects SG&A without corporate expenses.

Key Operating Metrics:	Q1 21[1]	Apr 21	May 21	Jun 21	Q2 21[2]	Jul 21	Aug 21	Sep 21	Q3 21[3]
MW Deployed	1.63	1.73	1.76	1.80	1.76	1.79	1.77	1.74	1.77
Hashrate (SHA-256, PH/s)[5]	n/a	8.79	9.50	7.78	8.69	10.18	10.38	11.44	10.67
Avg. BTC Price	45,336	57,207	46,443	35,845	46,498	34,445	45,709	45,940	42,031
BTC Equivalent Mined	19.65	6.32	7.66	7.55	21.25	8.03	7.54	6.17	21.53

(1) Average of January 2021 - March 2021

(2) Average of April 2021 - June 2021

(3) Average of July 2021 - September 2021

(4) Average of January 2021 - October 2021

(5) We did not track the Hashrate for the first quarter

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

61

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures 62

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q1 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 120 23 0 0 143 0 0 143 Overhead costs 170 9 6 0 185 0 0 185 Total cost of cryptocurrency revenue (GAAP) $290 $31 $7 $0 $328 $0 $0 $328 Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780 Depreciation 68 8 0 0 76 17 0 93 Adjusted Non-GAAP Cost of Revenue 1** $222 $23 $7 $0 $251 $435 $0 $687 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 63

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) Q1 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 Cost of cryptocurrency revenue (GAAP) 290 31 7 0 328 0 0 328 Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780 Depreciation 68 8 0 0 76 17 0 93 Contribution Margin (Non-GAAP)* $669 $81 ($7) $0 $744 $902 $0 $1,645 *Excludes R&D Expenses, SG&A Expenses 64

Reconciliation Of Non-GAAP Results Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP) Q1 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Operating (Loss) Income (GAAP) $566 ($287) ($170) ($48) $62 ($402) ($331) ($671) Depreciation (GAAP) $68 $8 $0 $0 $76 $17 $0 $93 One-time SG&A expenses $4 $347 $161 $0 $512 $0 $249 $761 Corporate Assessment $0 $0 $0 $42 $42 $361 ($403) $0 Adjusted EBITDA Contribution (Non-GAAP) $638 $68 ($9) ($45) $693 ($24) ($485) $183 65

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q2 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 208 265 0 0 472 0 0 472 Overhead costs 71 0 1 0 73 0 0 73 Total cost of cryptocurrency revenue (GAAP) $279 $264 $1 $0 $545 $0 $0 $545 Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047 Depreciation 74 74 0 0 149 17 0 166 Adjusted Non-GAAP Cost of Revenue 1** $204 $190 $1 $0 $396 $485 $0 $881 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 66

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) Q2 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 Cost of cryptocurrency revenue (GAAP) 279 264 1 0 545 0 0 545 Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047 Depreciation 74 74 0 0 149 17 0 166 Contribution Margin (Non-GAAP)* $784 $478 ($1) $0 $1,261 $1,162 $0 $2,423 *Excludes R&D Expenses, SG&A Expenses 67

Reconciliation Of Non-GAAP Results Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP) Q2 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Net (Loss) Income (GAAP) $554 $321 ($38) ($126) $710 ($270) ($1,614) ($1,174) Other Income (Expense) $0 $0 $0 $0 $0 $5 ($3) $2 Interest (GAAP) $0 $0 $0 $26 $26 $0 ($26) $0 Depreciation (GAAP) $74 $74 $0 $0 $149 $17 $0 $165 One-time SG&A expenses $0 $37 $0 $1 $38 $0 $1,445 $1,483 Corporate Assessment $0 $0 $0 $84 $84 $488 ($572) $0 Adjusted EBITDA Contribution (Non-GAAP) $629 $432 ($38) ($15) $1,006 $240 ($770) $474 68

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue Q3 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 less Legacy Hosting Revenue 0 757 0 0 757 0 0 757 Revenue (Non-GAAP) $905 $1,463 $0 $0 $2,368 $1,949 $0 $4,317 69

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q3 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 140 1,288 0 0 1,428 0 0 1,428 Overhead costs 166 134 15 0 315 0 0 315 Total cost of cryptocurrency revenue (GAAP) $306 $1,422 $15 $0 $1,743 $0 $0 $1,743 Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 Adjusted Non-GAAP Cost of Revenue 1** $203 $1,347 $15 $0 $1,564 $642 $0 $2,206 less Legacy Hosting Cost of Revenue 0 770 0 0 770 0 0 770 less Prepaid Lease Cost 0 130 0 0 130 0 0 130 Adjusted Non-GAAP Cost of Revenue 2** $203 $446 $15 $0 $664 $642 $0 $1,306 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 70

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) Q3 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661 Cost of cryptocurrency revenue (GAAP) 306 1,422 15 0 1,743 0 0 1,743 Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 Contribution Margin (Non-GAAP)* $702 $873 ($15) $0 $1,560 $1,307 $0 $2,867 plus Prepaid Lease Cost 0 130 0 0 130 0 0 130 plus Legacy Hosting Contribution Margin 0 13 0 0 13 0 0 13 Cash Contribution Margin (Non-GAAP)* $702 $1,016 ($15) $0 $1,703 $1,307 $0 $3,010 71

Reconciliation Of Non-GAAP Results Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP) Q3 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Net (Loss) Income (GAAP) $581 $259 ($217) ($1,089) ($466) $678 ($822) ($610) Interest (GAAP) $0 $0 $0 $149 $149 $0 ($149) $0 Depreciation (GAAP) $81 $75 $0 $0 $156 $19 $1 $176 One-time SG&A expenses $0 $486 $164 $0 $649 $0 $150 $799 Project Equipment Repairs $23 $0 $0 $0 $23 $0 $0 $23 Corporate Assessment $0 $0 $0 $667 $667 ($354) $313 $627 Adjusted EBITDA Contribution (Non-GAAP) $684 $820 ($53) ($273) $1,178 $343 ($506) $640 72

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue YTD Oct 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate EcoChain MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $5,335 $0 $5,335 Cryptocurrency revenue (GAAP) $3,108 $4,561 $543 $0 $8,213 $0 $0 $8,213 less Legacy Hosting Revenue 0 1,051 0 0 1,052 0 0 1,052 Revenue (Non-GAAP) $3,108 $3,510 $543 ($0) $7,161 $5,335 $0 $12,496 73

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) YTD Oct 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $5,335 $0 $5,335 Cryptocurrency revenue (GAAP) $3,108 $4,561 $543 $0 $8,213 $0 $0 $8,213 Cost of product revenue (GAAP) 0 0 0 0 0 1,765 0 1,765 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 443 2,177 182 0 2,802 0 0 2,802 Overhead costs 530 278 100 0 908 0 0 908 Total cost of cryptocurrency revenue (GAAP) $974 $2,454 $281 $0 $3,709 $0 $0 $3,709 Cost of revenue (GAAP) $974 $2,454 $281 $0 $3,709 $1,765 $0 $5,475 Depreciation 253 184 0 0 437 59 0 496 Project Equipment Repairs 23 0 0 0 23 0 0 23 Adjusted Non-GAAP Cost of Revenue 1** $698 $2,270 $281 $0 $3,250 $1,706 $0 $4,956 less Legacy Hosting Cost of Revenue 0 1,058 0 0 1,058 0 0 1,058 less Prepaid Lease Cost 0 182 0 0 182 0 0 182 Adjusted Non-GAAP Cost of Revenue 2** $698 $1,030 $281 $0 $2,010 $1,706 $0 $3,716 *Includes Hosting costs **Excluding Depreciation and R&D Expenses 74

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) YTD Oct 2021 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $5,335 $0 $5,335 Cryptocurrency revenue (GAAP) $3,108 $4,561 $543 $0 $8,213 $0 $0 $8,213 Cost of product revenue (GAAP) 0 0 0 0 0 1,765 0 1,765 Cost of cryptocurrency revenue (GAAP) 974 2,454 281 0 3,709 0 0 3,709 Cost of revenue (GAAP) $974 $2,454 $281 $0 $3,709 $1,765 $0 $5,475 Depreciation 253 184 0 0 437 59 0 496 Project Equipment Repairs 23 0 0 0 23 0 0 23 Contribution Margin (Non-GAAP)* $2,410 $2,291 $262 $0 $4,963 $3,629 $0 $8,592 plus Prepaid Lease Cost 0 182 0 0 182 0 0 182 plus Legacy Hosting Contribution Margin 0 6 0 0 6 0 0 6 Cash Contribution Margin (Non-GAAP)* $2,410 $2,479 $262 $0 $5,152 $3,629 $0 $8,780 *Excludes R&D Expenses, SG&A Expenses 75